Exhibit 99.1
HILLTOP HOLDINGS INC. Q3 2025 EARNINGS PRESENTATION OCTOBER 2025

2 ©2025 Hilltop Holdings. Confidential and Proprietary. PREFACE $36.1 MM $0.57 0.98% 6.62% Corporate Headquarters Additional Information 6565 Hillcrest Ave Dallas, TX 75205 Phone: 214-855-2177 www.hilltop.com Please Contact: Matt Dunn Phone: 214-525-4636 Email: mdunn@hilltop.com FORWARD-LOOKING STATEMENTS This presentation and statements made by representatives of Hilltop Holdings Inc. (“Hilltop” or the “Company”) during the course of this presentation include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements anticipated in such statements. Forward-looking statements speak only as of the date they are made and, except as required by law, the Company does not assume any duty to update forward-looking statements. Such forward-looking statements include, but are not limited to, statements concerning such things as the Company’s outlook, business strategy, financial condition, efforts to make strategic acquisitions, liquidity and sources of funding, market trends, operations and business, the impact of natural disasters or public health emergencies, information technology expenses, capital levels, mortgage servicing rights (“MSR”) assets, stock repurchases, dividend payments, expectations concerning mortgage loan origination volume, servicer advances and interest rate compression, expected levels of refinancing as a percentage of total loan origination volume, projected losses on mortgage loans originated, total expenses, anticipated changes in our revenue, earnings, or taxes, the effects of government regulation applicable to our operations, the appropriateness of, and changes in, our allowance for credit losses and provision for (reversal of) credit losses, future benchmark rates and economic growth, anticipated investment yields, the collectability of loans, cybersecurity incidents, the outcome of litigation, and the Company’s other plans, objectives, strategies, expectations and intentions and other statements that are not statements of historical fact, and may be identified by words such as “anticipates,” “believes,” “building,” “continue,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “guidance,” “intends,” “may,” “might,” “outlook,” “plan,” “probable,” “projects,” “seeks,” “should,” “target,” “view” or “would” or the negative of these words and phrases or similar words or phrases. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) the credit risks of lending activities, including the Company’s ability to estimate credit losses and increases to the allowance for credit losses, as well as the effects of changes in the level of, and trends in, loan delinquencies and write-offs; (ii) effectiveness of the Company’s data security controls in the face of cyberattacks and any legal, reputational and financial risks following a cybersecurity incident; (iii) changes in general economic, market and business conditions in areas or markets where the Company competes, including changes in the price of crude oil; (iv) changes in the interest rate environment; (v) risks associated with concentration in real estate related loans; (vi) the effects of the Company’s indebtedness on its ability to manage its business successfully, including the restrictions imposed by the indenture governing such indebtedness; (vii) disruptions to the economy and financial services industry, risks associated with uninsured deposits and responsive measures by federal or state governments or banking regulators, including increases in the cost of the Company’s deposit insurance assessments; (viii) cost and availability of capital; (ix) changes in state and federal laws, regulations or policies affecting one or more of the Company’s business segments, including changes in regulatory fees, capital requirements and the Dodd-Frank Wall Street Reform and Consumer Protection Act; (x) changes in key management; (xi) competition in the Company’s banking, broker-dealer and mortgage origination segments from other banks and financial institutions, as well as investment banking and financial advisory firms, mortgage bankers, asset-based non-bank lenders and government agencies; (xii) legal and regulatory proceedings; (xiii) risks associated with merger and acquisition integration; and (xiv) the Company’s ability to use excess capital in an effective manner. For further discussion of such factors, see the risk factors described in our most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other reports that we have filed with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement. The information contained herein is preliminary and based on Company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying slides. Except as required by law, Hilltop does not undertake an obligation to, and disclaims any duty to, update any of the information herein.

INVESTOR HIGHLIGHTS – Q3 2025

Net Income	EPS - Diluted	ROAA	ROAE
$45.8 MM	$0.74	1.20%	8.35%

PlainsCapital Bank

- PlainsCapital Bank generated $54.7 million in pre-tax income during Q3 2025
- Bank net interest margin rose from 3.16% in Q2 2025 to 3.23% in Q3 2025. Loan yields increased 4 basis points to 5.85% and deposit costs decreased 2 basis points during the same period
- Average Bank loans HFI [1] increased from Q2 2025 by $74 million, or 1.0%. Average Bank deposits decreased from Q2 2025 by $132 million, or 1.2%
- PlainsCapital Bank recorded a reversal of credit losses of $2.6 million during the third quarter

PrimeLending

- PrimeLending incurred a $7.2 million pre-tax loss during Q3 2025
- Non-interest expenses declined by $2.4 million, or 2.9%, from Q3 2024 to Q3 2025, reflecting management's ongoing efforts to resize the business to align with the current mortgage environment
- Gain-on-sale of loans sold to third parties, including broker fees, of 239 basis points increased 6 basis point from Q2 2025 levels
- Origination volume of $2.3 billion decreased $136 million, or 5.6%, from Q2 2025, and decreased $11 million, or 0.5%, from Q3 2024

HilltopSecurities

- HilltopSecurities generated pre-tax income of $26.5 million during Q3 2025
- Pre-tax margin of 18.3% on total net revenue of $144.5 million
- Net revenue increased by $20.2 million from Q3 2024 to Q3 2025 primarily driven by elevated fee income within Public Finance, and stronger top line results within Wealth Management's Retail group and within Structured Finance

Notes:
(1) Average Bank Loans HFI reflect consolidated loans held for investment excluding margin loans from the Broker-Dealer business.

3
©2025 Hilltop Holdings. Confidential and Proprietary.
HilltopHoldings

4 ©2025 Hilltop Holdings. Confidential and Proprietary. $28.35 $29.49 $30.02 $30.56 $31.23 $32.58 $33.71 $34.29 $34.90 $35.69 19.32% 21.23% 21.17% 20.74% 20.33% 2.00% 22.00% 12/31/2023 12/31/2024 3/31/2025 6/30/2025 9/30/2025 Tangible Book Value Per Share (Tangible Common Equity / Shares Outstanding) Book Value Per Share Common Equity Tier 1 Risk-Based Ratio CAPITAL HIGHLIGHTS – Q3 2025 Capital Management and Tangible Book Value Growth • During Q3 2025, Hilltop returned $66.3 million to stockholders through dividends and share repurchases • $11.2 million in dividends • $55.1 million in share repurchases Notes: (1) Tangible common equity and tangible book value per common share (TBVPS) are non-GAAP financial measures. For a reconciliation of tangible common equity and tangible book value per share to the nearest GAAP measure, see the appendix. (2) At period end. 1, 2 2 2

5 ©2025 Hilltop Holdings. Confidential and Proprietary. HILLTOP HOLDINGS – Q3 FINANCIAL SUMMARY $ in millions, except EPS Income Statement and Key Metrics Q3 2025 Q2 2025 QoQ% Q3 2024 YoY% Net Interest Income $112.4 $110.7 2% $105.0 7% Noninterest Income 217.8 192.6 13% 200.4 9% Noninterest Expenses 271.9 261.2 4% 264.3 3% Efficiency Ratio 82.3% 86.1% 86.5% Pre-provision Net Revenue 1 58.3 42.1 38% 41.2 42% Net Charge-offs (Recoveries) $0.3 $0.9 $2.9 Net ACL Build (Release) (2.8) (8.2) (4.2) Provision for (reversal of) Credit Losses (2.5) (7.3) 66% (1.3) (98%) Income Before Income Taxes 60.8 49.5 23% 42.4 43% Net Income 46.7 37.9 23% 32.9 42% Minority Interest 0.9 1.8 (53%) 3.2 (73%) Income Attributable to Hilltop $45.8 $36.1 27% $29.7 54% Return on Average Assets 1.20% 0.98% 0.84% Return on Average Equity 8.35% 6.62% 5.51% EPS - Diluted $0.74 $0.57 30% $0.46 61% EOP Shares Outstanding (in thousands) 61,326 63,001 (3%) 64,960 (6%) Average Assets $15,427 $15,586 (1%) $15,640 (1%) EOP Assets 15,605 15,362 2% 15,926 (2%) EOP Loans HFI, net 8,132 7,963 2% 7,869 3% EOP Deposits 10,675 10,392 3% 10,791 (1%) Notes: (1) Pre-Provision Net Revenue is calculated as the sum of net interest income and noninterest income less noninterest expense (except provision for loan losses)

6 ©2025 Hilltop Holdings. Confidential and Proprietary. HILLTOP HOLDINGS – ALLOWANCE FOR CREDIT LOSSES Allowance for Credit Losses at Period End 9/30/2025 Reserve Composition ($ in millions) Commentary • Applied Moody’s Analytics September 2025 baseline scenario for economic forecast • ACL % of Loans HFI excluding broker-dealer margin loans and mortgage warehouse loans equated to 1.25% as of September 30, 2025 ($ in millions) ACL ACL/Loans HFI Commercial Real Estate Non-owner Occupied 28.7 1.39% Owner Occupied 30.6 2.00% Commercial and Industrial 22.6 1.88% Construction and Land Development 7.4 0.80% 1-4 Family Residential 5.2 0.28% Consumer 1.44% 0.4 Broker-Dealer 0.04% 0.1 Mortgage Warehouse Lending 0.05% 0.1 Total 95.2 $ 1.16% $110.9 $101.1 $106.2 $98.0 $95.2 ($0.3) $4.7 ($5.2) ($2.0) 1.39% 1.27% 1.33% 1.22% 1.16% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $55.0 $65.0 $75.0 $85.0 $95.0 $105.0 $115.0 9/30/2024 12/31/2024 3/31/2025 6/30/2025 Net Charge-Off Specific Reserves Collective - Portfolio Changes Collective - Economic Conditions 9/30/2025

7 ©2025 Hilltop Holdings. Confidential and Proprietary. Q2 2025 3.01% Loans Held For Investment 0.09% Stock Loan (0.02%) Other (0.02%) Q3 2025 3.06% HILLTOP HOLDINGS – NET INTEREST INCOME & MARGIN ($ in millions) Net Interest Income Quarter-over-Quarter Net Interest Margin Net Interest Margin Key Drivers & Statistics $105.0 $105.5 $105.1 $110.7 $112.4 $ 8 0.0 $85.0 $9 0.0 $95.0 $1 00.0 $1 05 .0 $11 0. 0 $11 5. 0 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 ($ in millions, except as noted) Q3'24 Q2'25 Q3'25 HTH Consolidated Average Earning Assets ($B) $14.7 $14.7 $14.6 Banking Accretion Income $0.7 $0.6 $0.6 Loans HFI (Average Balance) $7,699 $7,699 $7,774 Deposit (Average Balance) $10,657 $10,815 $10,683 Cash and Due (Average Balance) $1,343 $1,223 $1,094 Mortgage Loans Held for Sale (Period End) $907 $938 $849 2.84% 2.72% 2.84% 3.01% 3.06% 1 .00% 1 .5 0% 2 .00% 2 .50% 3 .00% 3 .50% Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025

8 ©2025 Hilltop Holdings. Confidential and Proprietary. HILLTOP HOLDINGS – DEPOSITS $7.2 $7.7 $7.4 $7.0 $7.6 $2.8 $2.8 $2.9 $2.8 $2.8 $0.8 $0.6 $0.6 $0.6 $0.3 $10.8 $11.1 $10.8 $10.4 $10.7 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Interest-Bearing Deposits Noninterest-Bearing Deposits Broker-Dealer Sweep Deposits Notes: The sum of the period amounts may not equal the total amounts due to rounding. (1) Annualized. 51% 31% 15% 3% Demand Money Market Time Savings Q3'24 Q2'25 Q3'25 Average Deposits ($B) $10.5 $10.6 $10.5 Average Broker-Dealer Sweep Deposits ($B) $0.8 $0.6 $0.5 Cost of Interest-Bearing Deposits 1 3.62% 2.91% 2.90% Cost of Total Deposits 1 2.67% 2.15% 2.15% ($ in billions) Deposit Mix at Period End Key Drivers & Statistics Interest-Bearing Deposits by Type at 9/30/2025

9 ©2025 Hilltop Holdings. Confidential and Proprietary. $79.9 $73.7 $67.8 $90.2 $76.6 $111.8 $114.3 $96.9 $96.5 $131.8 $10.7 $11.4 $10.8 $11.9 $11.0 ($2.1) ($3.9) $37.8 ($6.0) ($1.6) $200.4 $195.6 $213.3 $192.6 $217.8 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 PrimeLending HilltopSecurities PlainsCapital Bank Corporate, Other and Eliminations HILLTOP HOLDINGS – NONINTEREST INCOME ($ in millions) Noninterest Income Year-over-Year Noninterest Income ($ in millions) Key Drivers & Statistics Q3'24 Q2'25 Q3'25 Broker-Dealer TBA Lock Volume ($MM) $2,512 $1,154 $1,241 Mortgage Origination Volume ($B) $2.3 $2.4 $2.3 Net Gains From Mortgage Loan Sales (bps): Loans Sold to Third Parties 218 223 226 Broker Fee Income 6 10 13 Impact of Loans Retained by the Bank 0 (5) (5) As Reported 224 228 234 Q3 2024 $200.4 Mortgage Production Income & Fees (3.4) Securities and Investment Advisory Fees & Commissions 19.4 Other Income 1.3 Q3 2025 $217.8

10 ©2025 Hilltop Holdings. Confidential and Proprietary. HILLTOP HOLDINGS – NONINTEREST EXPENSE $187.9 $189.5 $182.0 $190.9 $188.5 $76.4 $73.3 $69.4 $70.3 $83.4 $264.3 $262.8 $251.5 $261.2 $271.9 86.5% 87.3% 79.0% 86.1% 82.3% Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 $0.0 $5 0. 0 $ 100.0 $ 150.0 $20. 0 $250 .0 $30. 0 $350 .0 $4 0. 0 Variable Compensation Expenses Other Than Variable Compensation Efficiency Ratio Q3 2024 $264.3 Compensation and Benefits 12.0 Occupancy and Equipment (2.4) Professional Services 1.0 Other Expenses (3.1) Q3 2025 $271.9 ($ in millions) Noninterest Expenses Year-over-Year Noninterest Expense ($ in millions) Key Drivers & Statistics Q3'24 Q2'25 Q3'25 Banking Full-Service Branches 55 55 55 Efficiency Ratio (Bank Only) 55.2% 55.4% 51.7% Mortgage Fixed Expenses ($MM) $40.6 $38.4 $39.8 Variable Compensation ($MM) $33.9 $35.0 $32.7 Variable Comp / Originated Volume 1.5% 1.4% 1.4% Broker-Dealer Variable Compensation ($MM) $42.6 $36.2 $50.8 Compensation / Net Revenue 61.1% 67.0% 60.2%

11 ©2025 Hilltop Holdings. Confidential and Proprietary. HILLTOP HOLDINGS – LOANS $6.0 $6.0 $6.0 $6.1 $6.2 $0.3 $0.4 $0.3 $0.3 $0.3 $1.3 $1.4 $1.4 $1.4 $1.4 $0.3 $0.2 $0.2 $0.3 $0.3 $8.0 $8.0 $8.0 $8.1 $8.2 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Mortgage Warehouse Lending 1 - 4 Family PrimeLending Retained Mortgages Broker-Dealer Loans All Other Loans Notes: (1) 1-4 Family PrimeLending Retained Mortgages are loans purchased at par by PlainsCapital Bank from PrimeLending. These are exclusive of the 1-4 family residential mortgages originated through PlainsCapital Bank. The sum of the period amounts may not equal the total amounts due to rounding. Q3'24 Q2'25 Q3'25 Average Loans HFI Balance ($B) $8.0 $8.1 $8.1 Annualized HTH Loan HFI Yield % 6.19% 5.84% 5.95% Annualized Bank Loan HFI Yield % 6.07% 5.81% 5.85% 25% 19% 18% 11% 23% 4% CRE - Non-Owner Occupied CRE - Owner Occupied Commercial and Industrial Construction and Land Development 1-4 Family Residential & Consumer Margin Loans at Broker-Dealer 1 ($ in billions) Loan Mix at Period End Key Drivers & Statistics Gross Loans HFI by Type at 9/30/2025

12 ©2025 Hilltop Holdings. Confidential and Proprietary. $94,343 $91,095 $89,159 $81,887 $76,542 1.23% 1.20% 1.17% 1.06% 0.97% Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Total NPAs Total NPAs/(Total Bank Loans + OREO) 3.10% 3.10% 2.75% 2.35% 2.30% 0.70% 0.20% 0.97% 0.66% 3.80% 3.30% 3.72% 3.01% 2.30% Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Classified Special Mention 1.2x 1.1x 1.3x 1.3x 1.4x 1.45% 1.33% 1.39% 1.27% 1.20% Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 ACL/Bank NPLs ACL/Bank Loans HFI $2,894 $3,950 $4,257 $896 $282 0.15% 0.21% 0.23% 0.05% 0.01% Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 NCOs NCOs/Avg. Total Bank Loans HILLTOP HOLDINGS – ASSET QUALITY Notes: The sum of the period amounts may not equal the total amounts due to rounding. Figures represent Bank asset quality metrics only (excludes Loans HFS and Broker Dealer Margin Loans). (1) Total NPAs included non-accrual loans, OREO and other repossessed assets. ($ in thousands) ($ in thousands) Criticized Loans as a % of Bank Loans Non-Performing Assets Net Charge-Offs (Recoveries) Allowance for Credit Losses (1) ($ in thousands)

13 ©2025 Hilltop Holdings. Confidential and Proprietary. HILLTOP HOLDINGS – 2025 OUTLOOK Outlook • Full year average Bank loans (excluding retained mortgages and mortgage warehouse lending) to increase modestly (0% – 2%) • Expect to retain $10 – $30 million per month of originated mortgages Loan Growth (Full year average HFI loan growth) • Full year average Bank deposits expected to increase 0% – 2% Deposit Growth (Full year average deposit growth) • NII increase of 2% – 4% driven by lower deposits costs in 2025 • Outlook assumes one additional Fed Funds Rate cut during 2025 Net Interest Income • Full year mortgage origination volume $8 – $9 billion, market dependent • Full year Broker-Dealer fees decrease 0% – 2% Noninterest Income • Full year expenses other than variable compensation stable (+ / - 1%) • Variable expenses to follow revenue contribution from fee businesses Noninterest Expense Provision Expense / (Reversal) • Full year provision / average loans HFI: 0 – 10 basis points, market dependent Effective Tax Rate (GAAP) • 22% – 24% full year basis

14 ©2025 Hilltop Holdings. Confidential and Proprietary. Appendix

15 ©2025 Hilltop Holdings. Confidential and Proprietary. NON-GAAP TO GAAP RECONCILIATION AND MANAGEMENT’S EXPLANATION OF NON-GAAP FINANCIAL MEASURES Hilltop Consolidated Tangible Common Equity is a non-GAAP financial measure. Tangible common equity is defined as our total stockholders’ equity, excluding preferred stock, reduced by goodwill and other intangible assets. This is a measure used by management, investors and analysts to assess use of equity. Tangible book value per share, or TBVPS, is a non-GAAP financial measure. TBVPS represents Hilltop’s tangible common equity at period-end divided by common shares outstanding at period-end. This is a measure used by management, investors and analysts to assess use of equity. Reconciliation of Tangible Common Equity and Tangible Book Value Per Share ($ in thousands, except per share amounts) 12/31/2023 12/31/2024 3/31/2025 6/30/2025 9/30/2025 Total Hilltop Stockholders' Equity $2,122,967 $2,189,965 $2,199,712 $2,198,642 $2,188,542 Less: Goodwill 267,447 267,447 267,477 267,447 267,447 Other intangible assets, net 8,457 6,633 6,376 6,119 5,862 Tangible Common Equity $1,847,063 $1,915,885 $1,925,889 $1,925,076 $1,915,233 Shares outstanding as of period end 65,153 64,968 64,154 63,001 61,326 Book Value Per Share (Common Stockholder's Equity / Shares Outstanding) $32.58 $33.71 $34.29 $34.90 $35.69 Tangible Book Value Per Share (Tangible Common Equity / Shares Outstanding) $28.35 $29.49 $30.02 $30.56 $31.23

16 ©2025 Hilltop Holdings. Confidential and Proprietary. PLAINSCAPITAL BANK – Q3 2025 HIGHLIGHTS 55.2% 57.8% 51.2% 55.4% 51.7% Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 3.05% 2.98% 2.97% 3.16% 3.23% Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Notes: (1) Efficiency Ratio is calculated as noninterest expense divided by the sum of net interest income and noninterest income. Summary Results ($ in millions) Q3 2024 Q3 2025 Net Interest Income $93.5 $96.8 Provision for (Reversal of) Credit Losses (1.4) (2.6) Noninterest Income 10.7 11.0 Noninterest Expense 57.6 55.8 Income Before Taxes $48.1 $54.7 Key Highlights Q3 2024 Q3 2025 ROAA 1.14% 1.34% Full Service Branches (period end) 55 55 Net Interest Margin 3.05% 3.23% Assets ($B) (period end) $13.1 $12.6 Net Interest Margin Efficiency Ratio ¹

17 ©2025 Hilltop Holdings. Confidential and Proprietary. 224 221 224 228 234 139 134 129 118 108 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Reported Gain on Sale Mortgage Loan Origination Fees PRIMELENDING – Q3 2025 HIGHLIGHTS Notes: (1) Gain on Sale calculated as net gains from sale of loans divided by sales volume. Reported Gain on Sale reflects impact of loans retained by PlainsCapital Bank. $2.3 $2.3 $1.7 $2.4 $2.3 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Key Highlights ($ in millions) Q3 2024 Q3 2025 Origination Volume $2,307 $2,297 % Purchase 91% 88% Sales Volume $2,570 $2,220 MSR Asset (period end) $46 $12 Summary Results ($ in millions) Q3 2024 Q3 2025 Net Interest Income (Expense) ($4.4) ($2.1) Noninterest Income 79.9 76.6 Noninterest Expense 84.2 81.8 Income (Loss) Before Taxes ($8.7) ($7.2) ($ in billions) (# in basis points) Mortgage Origination Volume Gain on Sale ¹ and Origination Fee Trends

18 ©2025 Hilltop Holdings. Confidential and Proprietary. HILLTOPSECURITIES – Q3 2025 HIGHLIGHTS Notes: The sum of the period amounts may not equal the total amounts due to rounding. Presented net revenue by business line may differ slightly from 10-Q due to grouping of certain business lines into ‘Other’. Summary Results ($ in millions) Q3 2024 Q3 2025 Net Interest Income $12.4 $12.7 Provision for (Reversal of) Credit Losses 0.2 0.1 Noninterest Income 111.8 131.8 Noninterest Expense 107.1 117.9 Income Before Taxes $17.0 $26.5 Key Highlights ($ in millions) Q3 2024 Q3 2025 Compens ation/Net Revenue (%) 61.1% 60.2% Pre-tax Margin (%) 13.7% 18.3% FDIC Insured Balances at PCB (Period End) $762 $325 Other FDIC Ins ured Balances (Period End) $1,035 $1,432 Public Finance Offerings $23,946 $27,243 TBA Lock Volume $2,512 $1,241 Net Revenues By Business Lines ($ in millions) Q3 2024 Q3 2025 Public Finance Services $29.4 $37.4 Fixed Income Services 17.7 20.0 Wealth Management Retail 30.5 36.2 Clearing Services 11.7 11.9 Securities Lending 0.9 1.7 Structured Finance 26.8 31.0 Other 7.3 6.2 Net Revenues $124.3 $144.5

HILLTOP HOLDINGS – NET INTEREST INCOME RATE IMPACTS

Asset Sensitivity Trending [1]



11.0%
7.3%
5.4%
6.7%
5.2%
Sep-21
Sep-22
Sep-23
Sep-24
Sep-25

- Represents impact on HTH NII to an instantaneous +100 bps shock

Bank Loans HFI – Fixed vs. Variable Rate at 9/30/2025



39%
53%
8%
Fixed rate
Variable rate at or below floors
Variable rate above floors

- Chart does not include loan balances for the PrimeLending Warehouse Line and National Warehouse Lending segments

Commentary

- Asset sensitivity has remained elevated and moved modestly lower during Q3 2025
- Targeting 3 - 5% Asset Sensitive position over time
  - Reinvest in securities portfolio – targeting prepayment protected collateral
  - Continue the retention of 3/5/7-year hybrid fixed rate mortgages
  - Decrease the level of Broker-Dealer Sweep Deposits at PCB over time

Loan Reset Schedule [2]

($ in millions)

Months to Reset	0 - 1	2 - 6	7 - 12	Total
CRE	$ 967	$ 170	$ 108	$ 1,245
Commercial and Industrial	731	26	19	775
Construction and Land Development	624	10	9	642
1-4 Family Residential	153	23	17	194
Consumer	2	0	-	2
Total	**$ 2,478**	**$ 229**	**$ 153**	**$ 2,859**

Notes:
(1) Impact assumes instantaneous change to interest rates. Assumes interest rate floor at 1 basis point
(2) Bank variable rate loans above the floor that will reset in the next 12 months. Does not include PrimeLending Warehouse Line and National Warehouse Lending segments

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©2025 Hilltop Holdings. Confidential and Proprietary.
HilltopHoldings

20 ©2025 Hilltop Holdings. Confidential and Proprietary. HILLTOP HOLDINGS – COMMERCIAL REAL ESTATE PORTFOLIO Commercial Real Estate Portfolio (Ending Balance, $ in millions, on September 30, 2025) CRE Allowance for Credit Losses (ACL) Commercial Real Estate – Non-Owner Occupied (Ending Balance on September 30, 2025) $1,527 43% $2,066 57% CRE Owner Occupied CRE Non-Owner Occupied 25% 17% 7% 19% 13% 6% Office 13% Retail Hotel/Motel Multifamily Industrial Mini-Storage Other 9/30/2025 6/30/2025 CRE Non-Owner Occupied Office $506.9 $11.6 2.3% 2.2% CRE Non-Owner Occupied Retail $356.0 $2.5 0.7% 0.7% CRE Non-Owner Occupied Office and Retail $862.9 $14.1 1.6% 1.6% All other CRE Non-Owner Occupied $1,203.3 $14.6 1.2% 1.2% Total CRE Non-Owner Occupied $2,066.2 $28.7 1.4% 1.4% $ in millions Ending Balance Allowance for Credit Losses ACL % Loans (Ending Balance on September 30, 2025)

21 ©2025 Hilltop Holdings. Confidential and Proprietary. HILLTOP HOLDINGS – AUTO LENDING PORTFOLIO Allowance for Credit Losses (ACL) • Auto Note Finance committed portfolio balance has been in decline since 2021 o The impacts of higher interest rates and declining values of used vehicles continue to put downward pressure on the portfolio • Current portfolio comprises 1.04% of Total Bank Loans HFI • Two relationships totaling $30.2 million in outstanding balances on September 30th were included in non-accrual loans Notes: 1) Total exposure net of any SBA guarantee ($ in millions) Auto Note Financing Commitments ¹ Commentary 9/30/2025 6/30/2025 Auto Floor Plan Financing $3.8 $0.0 0.1% 0.1% Auto Note Financing $71.4 $6.1 8.5% 6.4% Total Auto Lending $75.2 $6.1 8.1% 6.1% $ in millions Ending Balance Allowance for Credit Losses ACL % Loans $290 $281 $196 $115 $77 12/31/2021 12/31/2022 12/31/2023 12/31/2024 9/30/2025 (Ending Balance on September 30, 2025)